Notes to Consolidated Statements of Cash Flows - Summary of Proceeds From Disposal of Long Term Assets Comprised (Detail) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Disclosure of Detailed Information About Proceeds from Disposal of Long Term Assets [Abstract]
Net book value	€ 879	€ 1,940	€ 1,101
Net gain on disposals	3,564	964	24,014
Total proceeds from disposal of long-term assets	€ 4,443	€ 2,904	€ 25,115